UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2021

iSPECIMEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

450 Bedford Street, Lexington, MA 02420
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ISPC	The Nasdaq Capital Market

Item 1.01.    Entry into a Material Definitive Agreement.

On November 28, 2021, iSpecimen Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) pursuant to which the Company agreed to issue and sell, in a private placement (the “Private Placement”), (i) 1,749,999 shares (the “Shares”) of Company common stock, par value $0.0001 per share (the “Common Stock”) and (ii) warrants (the “Warrants”) exercisable for a total of 1,312,500 shares of Common Stock (the “Warrant Shares”) with an exercise price of $13.00 per Warrant Share, at a combined purchase price of $12.00 per Share and three-quarters of a Warrant, for an aggregate purchase price of up to $21,000,000 (the “Offering”). Subject to certain ownership limitations, the Warrants are immediately exercisable upon issuance and will expire on the five and one-half year anniversary of the issuance date. In addition, if at any time after the earlier of (i) six months after the issuance date of the Warrants and (ii) the Effective Date (as defined in the Purchase Agreement) upon which all of the Shares and Warrant Shares are registered for resale, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the holder, the Warrants may also be exercised on a cashless basis. The Investors were also granted certain participation rights in the Company’s subsequent financings.

The closing of the Offering is expected to take place on or about December 1, 2021, subject to the satisfaction of customary closing conditions. The net proceeds of the Offering are estimated to be approximately $19.65 million, after deducting placement agent fees and other estimated Offering expenses. The Company intends to use the net proceeds from the Offering for working capital purposes.

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with each of the Investors, pursuant to which, among other things, the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) one or more registration statements to register for resale the Shares and the Warrant Shares.

The securities issued in the Offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and until so registered the securities may not be offered or sold absent registration or availability of an applicable exemption from registration.

The Company also agreed that for 60 days after the Effective Date upon which all of the Shares and Warrant Shares are registered for resale, the Company would not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the Registration Rights Agreement. Further, until the eighteenth month anniversary of the Effective Date upon which all of the Shares and Warrant Shares are registered for resale, the Company is prohibited from effecting or entering into an agreement to effect any issuance of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction (as defined in the Purchase Agreement), subject to certain limited exceptions set forth in the Purchase Agreement.

The Offering will be conducted pursuant to a Placement Agency Agreement, dated November 28, 2021 (the “Placement Agency Agreement”), between the Company and ThinkEquity LLC (the “Placement Agent”). The Placement Agent has no obligation to purchase any of the securities or to arrange for the purchase or sale of any specific number or dollar amount of securities. The Company has agreed to pay the Placement Agent a fee equal to 6.0% of the aggregate purchase price paid by Investors and certain expenses up to an aggregate of $75,000.

In connection with the Offering, each of the officers and directors of the Company entered into a lockup agreement pursuant to which, each agreed not to transfer any Common Stock, Warrants or securities convertible into Common Stock or Warrants until 60 days after the Effective Date upon which all of the Shares and Warrant Shares are registered for resale.

The forms of the Warrant, the Purchase Agreement, the Registration Rights Agreement and the Placement Agency Agreement are filed as Exhibits 4.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K. The foregoing summary of the terms of the Warrant, the Purchase Agreement, the Registration Rights Agreement and the Placement Agency Agreement are subject to, and qualified in its entirety by, the full text of such document, which is incorporated herein by reference.  No statement in this report or the attached exhibits is an offer to purchase or a solicitation of an offer to sell the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Current Report on Form 8-K, except as required by law.

Item 3.02   Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Shares, Warrants and Warrant Shares is hereby incorporated by reference into this Item 3.02. The Shares and Warrants are being sold and, upon exercise, the Warrant Shares will be issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Item 8.01    Other Events.

On November 28, 2021, the Company issued a press release announcing the Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant
10.1	Securities Purchase Agreement, dated November 28, 2021, by and between iSpecimen Inc. and the purchasers named therein.
10.2	Registration Rights Agreement, dated November 28, 2021, by and between iSpecimen Inc. and the investors named therein.
10.3	Placement Agency Agreement, dated November 28, 2021, by and between iSpecimen Inc. and ThinkEquity LLC.
99.1	Press Release, dated November 28, 2021
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2021

iSPECIMEN INC.

By:	/s/ Christopher Ianelli
Name: Title:	Christopher Ianelli Chief Executive Officer and President